UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 21, 2024

Date of Report (Date of earliest event reported)

SMC Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-56558
(Commission File Number)	(IRS Employer Identification No.)

9170 Glades Road, Suite 150, Boca Raton, Florida, 33434
(Address of principal executive offices)

(360) 820-5973
(Registrant’s telephone number, including area code)
____________________________________________
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	SMCE	OTC

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Closing on Acquisition Agreement with ChainTrade, LTD

On June 21, 2024, 2024, SMC Entertainment, Inc., (the “Company”) closed on the May 30, 2024 Acquisition Agreement (the “Acquisition Agreement”) with ChainTrade, LTD (“ChainTrade”), to purchase 100% of the assets of ChainTrade’s AI-powered Trading Platform (the “Platform”).

Chaintrade, a UK-registered and licensed Fintech company. is a joint Venture between Plato Data Intelligence and Redmatter.Capital and was built to revolutionize trading and investing by leveraging AI's predictive capabilities. The Platform allows users to trade Equities, ETFs, Commodities, and Indices with the support of a personalized AI-powered trading assistant. The Platform, ready for commercial launch, was built to revolutionize trading and investing by leveraging AI's predictive capabilities. This will improve research, risk management and asset allocation. The Platform provides personalized and custom investment strategies and utilizes AI to evaluate assets within a portfolio.

Under the terms of the Acquisition Agreement, the Company purchased the ChainTrade Assets in exchange for an $8,000,000 promissory note, with a term of 18 months, and a 5% interest rate. The Note is convertible into shares of the Company’s Common Stock at $1 per share. The Company has also committed to provide total working capital of $500,000, in tranches, over 18 months.

The foregoing description of the Acquisition Agreement in Item 2.01 is qualified by the terms of the full text of the Acquisition Agreement filed herein as Exhibit 10.1 and the terms thereof are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

On June 25, 2024, as required by the Acquisition Agreement, upon the Closing, the Company released to ChainTrade a convertible promissory note in the principal amount of $8,000,000. with a term of 18 months, beginning on the date of execution, May 30, 2024, and a 5% interest rate (the “Note”). The Note is convertible into shares of the Company’s Common Stock at $1 per share.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As set forth in Item 2.03 above, on June 25, 2024, upon the Closing, as required by the Acquisition Agreement, the Company released to ChainTrade a convertible promissory note in the principal amount of $8,000,000. with a term of 18 months beginning on the date of execution, May 30, 2024, and a 5% interest rate (the “Note”). The Note is convertible into shares of the Company’s Common Stock at $1 per share.

The foregoing descriptions of the Note in Items 2.03 and 3.02 are qualified by the terms of the full text of the Note filed herein as Exhibit 10.2, and the terms thereof are incorporated herein by reference.

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 25, 2024, as required by the Acquisition Agreement, Paul (Prem) Couture, CEO of ChainTrade, and Red Matter Capital, was appointed as the Company’s Chief Technology Officer. Mr. Couture and the Company entered into an Employment Agreement under which he is to be paid a salary of $7,500 per month, for a term of 1 year for his service as Chief Technology Officer. Also on June 25, 2024, Bryan Feinberg was appointed to our Board of Directors.  Mr. Feinberg also entered into a Technology Consulting Agreement with the Company under which he will be paid a monthly consulting fee of $7,500.

ITEM 7.01  REGULATION FD DISCLOSURE.

On June 21, 2024, the Company issued a press release announcing that the Company closed on the Acquisition Agreement with ChainTrade, LTD (“ChainTrade”) to purchase 100% of the assets of ChainTrade’s AI-powered Trading Platform (the “Platform”).

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in Exhibit 99.1 hereto are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Safe Harbor

The press release referenced herein may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

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Item 9.01 EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Acquisition Agreement with ChainTrade, LTD dated May 30, 2024
10.2	Convertible Promissory Note issued to ChainTrade LTD dated May 30, 2024
10.3	Employment Agreement for Chief Technology Officer, Paul (Prem) Couture dated June 25,2024
10.4	Technology Consulting Agreement for Bryan Feinberg dated June 25, 2024
99.1	Press Release dated June 21, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMC Entertainment, Inc.

By:	/s/ Erik Blum
Erik Blum, Chief Executive Officer

Date:  June 27, 2024

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